      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 7, 2001

                                                     REGISTRATION NO. 333- 48946


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

      POST-EFFECTIVE AMENDMENT NO. 2 ON FORM S-8 TO REGISTRATION STATEMENT
                  ON FORM S-4 UNDER THE SECURITIES ACT OF 1933


                              M&T BANK CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

New York                                                              16-0968385
-------------------------------                              -------------------
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)


                                  ONE M&T PLAZA
                             BUFFALO, NEW YORK 14203
--------------------------------------------------------------------------------
          (Address, including zip code, of principal executive offices)

    PROGRESSIVE BANK, INC. 1993 NON-QUALIFIED STOCK OPTION PLAN FOR DIRECTORS PREMIER NATIONAL BANCORP, INC. 1995 INCENTIVE STOCK PLAN (AS AMENDED AND
                        RESTATED EFFECTIVE MAY 13, 1999)
             PROGRESSIVE BANK, INC. 1997 EMPLOYEE STOCK OPTION PLAN PROGRESSIVE BANK, INC. INCENTIVE STOCK OPTION PLAN AMENDED AND RESTATED

--------------------------------------------------------------------------------
                            (Full title of the plans)

                           RICHARD A. LAMMERT, ESQUIRE
                    SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                              M&T BANK CORPORATION
                                  ONE M&T PLAZA
                             BUFFALO, NEW YORK 14203
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

                                 (716) 842-5390
--------------------------------------------------------------------------------
          (telephone number, including area code, of agent for service)


                                    COPY TO:
                               STEVEN KAPLAN, ESQ.
                                 ARNOLD & PORTER
                              555 12TH STREET, N.W.
                             WASHINGTON, D.C. 20004
                                 (202) 942-5998

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


        This Post-Effective Amendment No. 2 on Form S-8 to the Registration Statement on Form S-4 (File No. 333-48946) (the "Registration Statement") of M&T Bank Corporation is being filed to reflect the fact that certain of the 224,800 shares of M&T common stock registered under the Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement relate to options offered under an additional plan, the Progressive Bank, Inc. 1997 Employee Stock Option Plan, not listed in Post-Effective Amendment No. 1.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, M&T certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 2 on Form S-8 to Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Buffalo, State of New York, on March 7, 2001.

                                             M&T BANK CORPORATION



                                             By:    /s/ Michael P. Pinto
                                                    ----------------------------
                                                    Michael P. Pinto
                                                    Executive Vice President and
                                                    Chief Financial Officer


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 on Form S-8 to Registration Statement on Form S-4 has been signed by the following persons in the capacities indicated on March 7, 2001:

Signature                        Title
                 *               Chairman of the Board, President and Chief
---------------------------      Executive Officer (Principal Executive Officer)
Robert G. Wilmers

/s/ Michael P. Pinto             Executive Vice President and Chief Financial
---------------------------      Officer (Principal Financial Officer)
Michael P. Pinto

/s/ Michael R. Spychala          Senior Vice President and Controller (Principal
---------------------------      Accounting Officer)
Michael R. Spychala

                 *
---------------------------      Director
William F. Allyn

                 *
---------------------------      Director
Brent D. Baird

                 *
---------------------------      Director
John H. Benisch

                 *
---------------------------      Director
Robert J. Bennett

                 *
---------------------------      Director
C. Angela Bontempo

                 *
---------------------------      Director
Robert T. Brady

                 *
---------------------------      Director
Patrick J. Callan


---------------------------      Vice Chairman of the Board
Carl L. Campbell

                 *
---------------------------      Director
R. Carlos Carballada


---------------------------      Director
T. Jefferson Cunningham III


---------------------------      Director
Donald Devorris

                 *
---------------------------      Director
Richard E. Garman

                 *
---------------------------      Director
James V. Glynn

                 *
---------------------------      Director
Daniel R. Hawbaker

                 *
---------------------------      Director
Patrick W.E. Hodgson

                 *
---------------------------      Director
Samuel T. Hubbard, Jr.

                 *
---------------------------      Director
Richard G. King

                 *
---------------------------      Director
Reginald B. Newman, II

                 *
---------------------------      Director
Peter J. O'Donnell, Jr.

                 *
---------------------------      Director
Jorge G. Pereira

                 *
---------------------------      Director
Robert E. Sadler, Jr.

                 *
---------------------------      Director
Stephen G. Sheetz

                 *
---------------------------      Director
John L. Vensel

                 *
---------------------------      Director
Herbert L. Washington


                         * By  /s/ Richard A. Lammert        March 7, 2001
                               -----------------------
                               (Attorney-in-fact)

                                INDEX TO EXHIBITS


Exhibit 4.1 Progressive Bank, Inc. 1993 Non-Qualified Stock Option Plan for Directors, incorporated by reference to Exhibit
                        10.9 to the Annual Report on Form 10-K, for the fiscal year ended December 31, 1994, file No. 0-15025, of Progressive Bank, Inc.

Exhibit 4.2 Premier National Bancorp, Inc. 1995 Incentive Stock Plan (as amended and restated effective May 13, 1999), incorporated by reference to Exhibit 10.4 to Premier's Annual Report on Form 10-K for the year ended December 31, 1999, file No. 1-13213.

Exhibit 4.3 Progressive Bank, Inc. 1997 Employee Stock Option Plan, incorporated by reference to Exhibit 99.1 to the Form S-8 Registration Statement under the Securities Act of 1933, file No. 333-25931, of Progressive Bank, Inc., filed on April 25, 1997.

Exhibit 4.4 Progressive Bank, Inc. Incentive Stock Option Plan Amended and Restated, incorporated by reference to
                        Exhibit 10-2 to the Annual Report on Form 10-K, file No. 0-15025 of Progressive Bank Inc., filed on March 22, 1988.

Exhibit 5               Opinion of Richard A. Lammert, Esq., filed herewith.

Exhibit 23.1 Consent of Richard A. Lammert, Esq., included in the opinion filed as Exhibit 5 hereto.

Exhibit 23.2            Consent of PricewaterhouseCoopers LLP, previously filed.

Exhibit 23.3            Consent of Ernst & Young LLP, previously filed.

Exhibit 24 Powers of Attorney of certain directors and officers of M&T, previously filed as Exhibit 24 to the Registration Statement on Form S-4 (File No. 333-48946) by M&T Bank Corporation.